Exhibit 99.1

Certain Nuveen Closed-End Funds Announce the Board’s Approval of Amended and Restated By-Laws of the Funds

Nuveen AMT-Free Municipal Credit Income Fund (NYSE: NVG),

Nuveen AMT-Free Municipal Value Fund (NYSE: NUW),

Nuveen AMT-Free Quality Municipal Income Fund (NYSE: NEA),

Nuveen Arizona Quality Municipal Income Fund (NYSE: NAZ),

Nuveen California AMT-Free Quality Municipal Income Fund (NYSE: NKX),

Nuveen California Municipal Value Fund 2 (NYSE: NCB),

Nuveen California Quality Municipal Income Fund (NYSE: NAC),

Nuveen California Select Tax-Free Income Portfolio (NYSE: NXC),

Nuveen Core Equity Alpha Fund (NYSE: JCE),

Nuveen Corporate Income 2023 Target Term Fund (NYSE: JHAA),

Nuveen Corporate Income November 2021 Target Term Fund (NYSE: JHB),

Nuveen Credit Opportunities 2022 Target Term Fund (NYSE: JCO),

Nuveen Credit Strategies Income Fund (NYSE: JQC),

Nuveen Diversified Dividend and Income Fund (NYSE: JDD),

Nuveen Dow 30SM Dynamic Overwrite Fund (NYSE: DIAX),

Nuveen Dynamic Municipal Opportunities Fund (NYSE: NDMO),

Nuveen Emerging Markets Debt 2022 Target Term Fund (NYSE: JEMD),

Nuveen Enhanced Municipal Value Fund (NYSE: NEV),

Nuveen Floating Rate Income Fund (NYSE: JFR),

Nuveen Floating Rate Income Opportunity Fund (NYSE: JRO),

Nuveen Georgia Quality Municipal Income Fund (NYSE: NKG),

Nuveen Global High Income Fund (NYSE: JGH),

Nuveen High Income 2020 Target Term Fund (NYSE: JHY),

Nuveen Intermediate Duration Municipal Term Fund (NYSE: NID),

Nuveen Intermediate Duration Quality Municipal Term Fund (NYSE: NIQ),

Nuveen Maryland Quality Municipal Income Fund (NYSE: NMY),

Nuveen Massachusetts Quality Municipal Income Fund (NYSE: NMT),

Nuveen Michigan Quality Municipal Income Fund (NYSE: NUM),

Nuveen Minnesota Quality Municipal Income Fund (NYSE: NMS),

Nuveen Missouri Quality Municipal Income Fund (NYSE: NOM),

Nuveen Mortgage and Income Fund (NYSE: JLS),

Nuveen Multi-Market Income Fund (NYSE: JMM),

Nuveen Municipal 2021 Target Term Fund (NYSE: NHA),

Nuveen Municipal Credit Income Fund (NYSE: NZF),

Nuveen Municipal Credit Opportunities Fund (NYSE: NMCO),

Nuveen Municipal High Income Opportunity Fund (NYSE: NMZ),

Nuveen Nasdaq 100 Dynamic Overwrite Fund (NASDAQ: QQQX),

Nuveen New Jersey Municipal Value Fund (NYSE: NJV),

Nuveen New Jersey Quality Municipal Income Fund (NYSE: NXJ),

Nuveen New York AMT-Free Quality Municipal Income Fund (NYSE: NRK),

Nuveen New York Municipal Value Fund 2 (NYSE: NYV),

Nuveen New York Quality Municipal Income Fund (NYSE: NAN),

Nuveen New York Select Tax-Free Income Portfolio (NYSE: NXN),

Nuveen Ohio Quality Municipal Income Fund (NYSE: NUO),

Nuveen Pennsylvania Municipal Value Fund (NYSE: NPN),

Nuveen Pennsylvania Quality Municipal Income Fund (NYSE: NQP),

Nuveen Preferred & Income Opportunities Fund (NYSE: JPC),

Nuveen Preferred & Income Securities Fund (NYSE: JPS),

Nuveen Preferred and Income 2022 Term Fund (NYSE: JPT),

Nuveen Preferred and Income Term Fund (NYSE: JPI),

Nuveen Quality Municipal Income Fund (NYSE: NAD),

Nuveen Real Asset Income and Growth Fund (NYSE: JRI),

Nuveen Real Estate Income Fund (NYSE: JRS),

Nuveen S&P 500 Buy-Write Income Fund (NYSE: BXMX),

Nuveen S&P 500 Dynamic Overwrite Fund (NYSE: SPXX),

Nuveen Select Maturities Municipal Fund (NYSE: NIM),

Nuveen Select Tax-Free Income Portfolio (NYSE: NXP),

Nuveen Select Tax-Free Income Portfolio 2 (NYSE: NXQ),

Nuveen Select Tax-Free Income Portfolio 3 (NYSE: NXR),

Nuveen Senior Income Fund (NYSE: NSL),

Nuveen Short Duration Credit Opportunities Fund (NYSE: JSD),

Nuveen Taxable Municipal Income Fund (NYSE: NBB),

Nuveen Tax-Advantaged Dividend Growth Fund (NYSE: JTD),

Nuveen Tax-Advantaged Total Return Strategy Fund (NYSE: JTA),

Nuveen Virginia Quality Municipal Income Fund (NYSE: NPV)

(each a Fund and together, the Funds)

NEW YORK, October 5, 2020 – After a rigorous and deliberative review, and consistent with the interests of the Funds’ long-term shareholders, the Board of Trustees of each Fund has adopted Amended and Restated By-Laws (By-Laws) for the Funds.

Among other changes, the By-Laws include new deadlines for advance notice of shareholder proposals or nominations to be brought before a meeting of shareholders. As a result, the advance notice deadlines for certain Funds’ 2021 annual meetings of shareholders will differ from the deadlines previously set forth in such Funds’ proxy statements for the 2020 annual meetings of shareholders. For such Funds, notice of any proposal, other than a proposal submitted pursuant to Rule 14a-8 under the Exchange Act, in connection with such Fund’s 2021 annual meeting of shareholders must be received by the Fund at the Fund’s principal executive offices not earlier than, nor later than, the corresponding dates set forth in the table included in this press release. The deadline for the receipt of advance notice of nominations and proposals made outside of Rule 14a-8 is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act. If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board of Trustees for the 2021 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal. With respect to any Fund not listed in the table below, the deadlines for advance notice of shareholder proposals or nominations to be brought before such Fund’s 2021 annual meeting of shareholders will be set forth in the proxy statement for the Fund’s 2020 annual meeting of shareholders.

The By-Laws require compliance with certain amended procedural and informational requirements in connection with any such advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the By-Laws.

The By-Laws also include provisions (Control Share By-Law) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather, entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.

Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:

(i)	one-tenth or more, but less than one-fifth of all voting power;

(ii)	one-fifth or more, but less than one-third of all voting power;

(iii)	one-third or more, but less than a majority of all voting power; or

(iv)	a majority or more of all voting power.

The Control Share By-Law excludes certain acquisitions of common shares from the definition of Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.

Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Fund’s Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect such shares shall be authorized.

The foregoing discussion is only a summary of certain aspects of the By-Laws, and is qualified in its entirety by reference to the By-Laws. Investors should refer to the By-Laws for more information. A copy of the By-Laws can be found in the Current Report on Form 8-K filed today by the Funds with the Securities and Exchange Commission and available at www.sec.gov and may be obtained by writing to the Secretary of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Advance Notice Deadlines

Non-14a-8 Deadline
Fund	14a-8 Deadline	Earliest Date	Latest Date
Nuveen AMT-Free Municipal Credit Income Fund (NVG)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen AMT-Free Municipal Value Fund (NUW)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen AMT-Free Quality Municipal Income Fund (NEA)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen California Select Tax-Free Income Portfolio (NXC)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen Core Equity Alpha Fund (JCE)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Corporate Income 2023 Target Term Fund (JHAA)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Corporate Income November 2021 Target Term Fund (JHB)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Credit Opportunities 2022 Target Term Fund (JCO)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Credit Strategies Income Fund (JQC)	November 6, 2020	December 5, 2020	December 20, 2020

Nuveen Diversified Dividend and Income Fund (JDD)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Emerging Markets Debt 2022 Target Term Fund (JEMD)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Enhanced Municipal Value Fund (NEV)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen Floating Rate Income Fund (JFR)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Floating Rate Income Opportunity Fund (JRO)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Georgia Quality Municipal Income Fund (NKG)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Global High Income Fund (JGH)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen High Income 2020 Target Term Fund (JHY)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Intermediate Duration Municipal Term Fund (NID)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Maryland Quality Municipal Income Fund (NMY)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Minnesota Quality Municipal Income Fund (NMS)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Missouri Quality Municipal Income Fund (NOM)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Mortgage and Income Fund (JLS)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Multi-Market Income Fund (JMM)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Municipal 2021 Target Term Fund (NHA)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Municipal Credit Income Fund (NZF)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen Municipal High Income Opportunity Fund (NMZ)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)	November 6, 2020	December 5, 2020	December 20, 2020

Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen New York Municipal Value Fund 2 (NYV)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen New York Quality Municipal Income Fund (NAN)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen New York Select Tax-Free Income Portfolio (NXN)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen Preferred & Income Opportunities Fund (JPC)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Preferred & Income Securities Fund (JPS)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Preferred and Income 2022 Term Fund (JPT)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Preferred and Income Term Fund (JPI)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen Quality Municipal Income Fund (NAD)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen Real Asset Income and Growth Fund (JRI)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Real Estate Income Fund (JRS)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen S&P 500 Buy-Write Income Fund (BXMX)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Select Maturities Municipal Fund (NIM)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen Select Tax-Free Income Portfolio (NXP)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen Select Tax-Free Income Portfolio 3 (NXR)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen Senior Income Fund (NSL)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Short Duration Credit Opportunities Fund (JSD)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Taxable Municipal Income Fund (NBB)	March 2, 2021	April 1, 2021	April 16, 2021
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)	November 6, 2020	December 5, 2020	December 20, 2020
Nuveen Virginia Quality Municipal Income Fund (NPV)	November 6, 2020	December 5, 2020	December 20, 2020

This press release is not intended to, and does not, constitute an offer to purchase or sell shares of any Fund; nor is this press release intended to solicit a proxy from any shareholder of any Fund.

For more information, please visit Nuveen’s CEF homepage www.nuveen.com/closed-end-funds or contact:

Advisors:

800-752-8700

Investors:

800-257-8787

Media:

media-inquiries@nuveen.com

About Nuveen

Nuveen, the investment manager of TIAA, offers a comprehensive range of outcome-focused investment solutions designed to secure the long-term financial goals of institutional and individual investors. Nuveen has $1 trillion in assets under management as of 30 June 2020 and operations in 27 countries. Its investment specialists offer deep expertise across a comprehensive range of traditional and alternative investments through a wide array of vehicles and customized strategies. For more information, please visit www.nuveen.com.

Nuveen Securities, LLC, member FINRA and SIPC.

The information contained on the Nuveen website is not a part of this press release.

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